SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
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     14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               ZAPATA CORPORATION
                (Name of Registrant as Specified in Its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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          ______________________________________________________________________

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     previously.  Identify the previous filing by registration statement number,
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

                          [LOGO OF ZAPATA CORPORATION]


                                 April 30, 2001

To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of Zapata Corporation, to be held on June 6, 2001, at 10 a.m., EST, at the Canandaigua Inn on the Lake, 770 South Main Street, Canandaigua, New York, 14424.

     At the meeting, stockholders will be asked to consider matters contained in the enclosed Notice of Stockholders Meeting, we will report on the progress of the Company, comment on matters of interest and respond to your questions. A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2000 containing our consolidated financial statements, preceded or accompanies this mailing.

     Registered shareholders can vote their shares by using a toll-free telephone number. Instructions for using this convenient service are provided on the proxy card. You may still vote your shares by marking your votes on the proxy/instruction card. You may also vote your shares in person if you attend the Annual Meeting thereby canceling any proxy previously given.

     We appreciate your continued interest in Zapata.


                                        Sincerely,


                                        AVRAM A. GLAZER
                                        President and Chief Executive Officer

                               ZAPATA CORPORATION
                         100 MERIDIAN CENTRE, SUITE 350
                            ROCHESTER, NEW YORK 14618
                                 (716) 242-2000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 6, 2001

To the Stockholders of Zapata Corporation:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Zapata Corporation, a Nevada corporation ("Zapata" or the "Company"), will be held at the Canandaigua Inn on the Lake, 770 South Main Street, Canandaigua, New York 14424, on June 6, 2001, at 10:00 a.m., EST, for the following purposes:

     1.   To elect two Class III directors;

     2. To ratify the appointment of PricewaterhouseCoopers, LLP as the Company's independent public accountants; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     A copy of the Annual Report of the Company's operations during the fiscal year ended December 31, 2000 was previously forwarded or accompanies this Proxy Statement. A Proxy Statement and proxy/voting instruction card ("Proxy Card") accompany this Notice. The enclosed Proxy Statement contains information regarding the matters to be acted upon at the Annual Meeting.

     The Board of Directors has set the close of business on May 1, 2001 as the record date for the Annual Meeting. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at the Annual Meeting and any adjournments thereof. The stock transfer books of the Company will not be closed following the record date. A list of such stockholders will be available at the place of the Annual Meeting for inspection at least ten (10) days prior to the Annual Meeting.

     Stockholders are cordially invited and encouraged to attend the Annual Meeting in person. In the event that stockholders cannot attend the Annual Meeting, registered stockholders can vote their shares by using a toll-free telephone number. Instructions for using this convenient service are provided on the Proxy Card.

                                    By Order of the Board of Directors,


                                    AVRAM A. GLAZER
                                    President and Chief Executive Officer

Rochester, New York
April 30, 2001

                               ZAPATA CORPORATION
                         100 MERIDIAN CENTRE, SUITE 350
                            ROCHESTER, NEW YORK 14618
                                 (716) 242-2000

                                 PROXY STATEMENT

General

     This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and Proxy/Voting Instructions Card (the "Proxy Card") are being furnished to the stockholders of Zapata Corporation ("Zapata" or the "Company") by the Board of Directors in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on June 6, 2001, at 10 a.m., EST, at the Canandaigua Inn on the Lake, 770 South Main Street, Canandaigua, New York 14424, and at any adjournments thereof (the "Annual Meeting").

     It is contemplated that this Proxy Statement and the accompanying form of Proxy Card will first be mailed to Zapata stockholders on or about May 8, 2001. The principal executive offices of the Company are located at 100 Meridian Centre, Suite 350, Rochester, New York 14618; telephone (716) 242-2000.

     As an alternative to voting by proxy or in person, registered stockholders can simplify their voting and save the Company expense by calling 1-800-PROXIES (or 1-800-776-9437). Telephone voting information is provided on the Proxy Card. A Control Number, located above the stockholder's name and address on the lower left of the Proxy Card, is designed to verify stockholders' identity and allow them to vote their shares and confirm that their voting instructions have been properly recorded.

     If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive. The availability of telephone voting will depend on the voting processes of the bank or broker that holds your shares.

     If you do not choose to vote by telephone, you may still return your Proxy Card, properly signed, and the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the Proxy Card. If your Proxy Card is signed and returned without specifying choices, the shares will be voted as recommended by the Board of Directors. If you do vote by telephone, it is not necessary to return your Proxy Card.

     The Company effected a one-for-ten reverse split of its outstanding shares of common stock, par value $.01 per share (the "Common Stock"), on January 30, 2001 at 5:00 p.m. Where a number of shares of Common Stock is listed in this Proxy Statement for a date or period prior to the effective date of the reverse stock split, that number of shares of Common Stock has been proportionately adjusted as if the one-for-ten reverse stock split had been in effect on that prior date or during that prior period.

Matters To Be Considered At The Annual Meeting

     At the Annual Meeting, including any adjournment(s) thereof, the stockholders of Zapata will be asked to consider and vote upon the election of directors and the other proposals summarized in the attached Notice of Annual Meeting. The director nominees and each proposal are described in more detail in this Proxy Statement.

Record Date; Outstanding Shares; Quorum

     The Board of Directors of the Company has fixed the close of business on May 1, 2001 (the "Record Date") as the date for the determination of stockholders who are entitled to vote at the Annual Meeting and at any adjournment(s) or postponement(s) thereof. As of April 24, 2001, the Company's issued and outstanding capital stock consisted of 2,390,849 shares of Common Stock, which was held by approximately 5,280 holders of record. Because this Proxy Statement has been prepared prior to the Record Date, the Company does not know the number of shares of Common Stock that will be outstanding and entitled to vote on the matters described herein on the Record Date. Each share of Common Stock is entitled to one vote in the election of directors and on each matter submitted for stockholder approval. The Common Stock is the Company's only outstanding class of stock as of the date of this Proxy Statement.

               The date of this Proxy Statement is April 30, 2001

Quorum; Abstentions and Non-Votes; Vote Required

     The presence at the meeting, in person or by proxy, of the holders of a majority of the Company's outstanding shares of voting stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If there are not sufficient shares represented in person or by proxy at the meeting to constitute a quorum, the meeting may be adjourned or postponed in order to permit further solicitations of proxies by the Company.

     With respect to the election of two Class III directors, the two nominees receiving the highest number of affirmative votes will be elected as Class II directors. The affirmative vote of a majority of the shares of Common Stock present and represented at the Annual Meeting will be necessary to ratify the Board's appointment of PricewaterhouseCoopers, LLP as the Company's independent public accountants. Abstentions and broker non-votes will have no effect on the outcome of the election of directors or the approval of the independent public accountants.

     The Malcolm I. Glazer Family Limited Partnership, a Nevada limited partnership (the "Glazer Partnership"), which, as of the date of this Proxy Statement, held approximately 44% of the outstanding shares of Common Stock, has notified the Company that it intends to vote all of its shares at the Annual Meeting in favor of the election of all the nominees for directors named herein and of all the other proposals to be presented to the stockholders for consideration described herein.

Voting Proxies

     All shares which are entitled to vote and are represented at the Annual Meeting by properly executed proxies received prior to or at the meeting and not revoked, will be voted as specified in the proxy. If no instructions have been given in a proxy and authority to vote has not been withheld, the shares represented thereby will be voted: for the election of all nominees for directors named herein; for the ratification of the appointment of PricewaterhouseCoopers, LLP as the Company's independent public accountants; and in the discretion of the persons named in the proxy on any other business that may properly come before the Annual Meeting.

     Proxies may be revoked at any time prior to the exercise thereof by filing with the Corporate Secretary, at the Company's principal executive offices, a written revocation or a duly executed proxy bearing a later date or by appearing at the meeting and voting in person. For a period of at least ten (10) days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the meeting will be available at the place of the Annual Meeting so that stockholders of record may inspect the list only for proper purposes.

Solicitation of Proxies; Expenses

     Solicitation of proxies by mail is expected to commence on or about May 8, 2001, and the cost thereof will be borne by the Company. In addition to such solicitation by mail, certain of the directors, officers and regular employees of the Company may, without extra compensation, solicit proxies by telephone, telecopy or personal interview. Arrangements also will be made with certain brokerage houses, custodians, nominees and other fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and such brokers, custodians, nominees and fiduciaries will be reimbursed by the Company for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     Pursuant to the Company's Articles of Incorporation (the "Articles") and By-Laws, the Board of Directors has fixed the size of the Board at seven (7) directors. The Articles provide for division of the Board into three classes (Class I, Class II and Class III) of as nearly equal number of directors as possible. Thus, Class I and Class III are comprised of two directors each and Class II is comprised of three directors.

     One vacancy for a Class II director currently exists on the Board of Directors. The Board is actively searching for a new non-employee director who qualifies as "independent" under New York Stock Exchange

("NYSE") rules governing audit committees to fill this vacancy. The Board of Directors intends to fill this vacancy no later than June 14, 2001, in order to comply with NYSE rules governing audit committees.

     The term of each Class of directors is three years with the term for one Class expiring each year in rotation. As a result, each year, one Class of directors is elected. The term of the Class III directors expires at the Annual Meeting.

     Proxies cannot be voted for a greater number of persons than the two nominees named. If any nominee becomes unavailable for any reason, shares represented by the proxies designated as such in the enclosed Proxy Card will be voted for such person or persons, if any, as may be designated by the Board of Directors. At present, it is not anticipated that any nominee will be unable to serve. Directors will be elected by a plurality of the votes cast for each director at the Annual Meeting.

Nominees for Election as Directors

Class III Nominees -- To Serve a Three Year Term Expiring in the Year 2004

     Edward S. Glazer, age 31, has served as a director since 1997. For the past five years, he has been employed by, and has worked on behalf of, Malcolm I. Glazer and a number of entities owned and controlled by Malcolm I. Glazer. Mr.
E. Glazer serves as the Executive Vice President of The Tampa Bay Buccaneers. He is the son of Malcolm I. Glazer and the brother of Avram A. Glazer and Bryan G. Glazer.

     Robert V. Leffler, Jr., age 55, has served as a director of Zapata since May 1995. For more than the past five years, Mr. Leffler has owned and operated the Leffler Agency, an advertising and marketing/public relations firm based in Baltimore, Maryland, which specializes in sports, rental real estate and broadcast television. Mr. Leffler serves on the Audit and Compensation Committees of the Company's Board of Directors.

     THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES AS CLASS III DIRECTORS.

Information Regarding Directors Who Are Not Nominees For Election at the Annual Meeting

Class I Directors -- Three Year Term Expiring in the Year 2002

     Malcolm I. Glazer, age 72, has been a director of Zapata since July 1993. Mr. Glazer has served as Chairman of the Board of Directors since July 1994, and served as President and Chief Executive Officer from August 1994 until March 1995. For more than the past five years, Mr. Glazer has been a self-employed private investor whose diversified portfolio consists of investments in television broadcasting, restaurant equipment, food services equipment, health care, banking, real estate, stocks, government securities and corporate bonds. He also owns the Tampa Bay Buccaneers, a National Football League franchise. Mr. Glazer has been President and Chief Executive Officer of First Allied Corporation since 1984. He also is a director of Omega Protein Corporation (a marine protein firm) (NYSE: OME) and Viskase Corporation (a food packaging firm). Malcolm I. Glazer is the father of Avram A. Glazer, Bryan G. Glazer and Edward S. Glazer.

     Bryan G. Glazer, age 36, has served as a director since May 1997. For the past five years, he has been employed by, and has worked on behalf of, Malcolm
I. Glazer and a number of entities owned and controlled by Malcolm I. Glazer. Mr. B. Glazer serves as the Executive Vice President of The Tampa Bay Buccaneers. He also serves as a director of the Tampa Bay Performing Arts Center. He is the son of Malcolm I. Glazer and the brother of Avram A. Glazer and Edward S. Glazer.

Class II Directors -- Three Year Term Expiring in the Year 2003

     Avram A. Glazer, age 40, has been a director of Zapata since July 1993. Mr. Glazer has served as President and Chief Executive Officer of the Company since March 1995. Prior to that time, Mr. Glazer was employed by, and worked on behalf of, Malcolm I. Glazer and a number of entities owned and controlled by Malcolm
I. Glazer, including First Allied Corporation. Mr. Glazer served as Vice President of First Allied Corporation from 1985 through 1995. He also serves as a director, president, and chief executive officer of Zap.Com Corporation (which until December 2000, was an internet advertising and e-commerce network company) and as a director of Viskase

Corporation. He is also Chairman of the Board and a director of Omega Protein Corporation. Avram A. Glazer is the son of Malcolm I. Glazer and the brother of Bryan G. Glazer and Edward S. Glazer.

     Warren H. Gfeller, age 48, has served as a director since May 1997. For the past five years, he has operated Clayton/Hamilton Equities, L.L.C., Stranger Valley Company, L.L.C. and Tatgc Chemical and Manufacturing, Inc. Mr. Gfeller also serves as a director of Gardner Bancshares, Inc. and Kansas Wildscape Foundation. Mr. Gfeller serves on the Audit and Compensation Committees of the Company's Board of Directors.

Board of Directors and Committees of the Board

     The Board of Directors has as two standing committees, the Audit Committee and the Compensation Committee. The Board of Directors does not have a nominating committee or a committee performing the function of a nominating committee.

     During Fiscal 2000 the Board of Directors held two meetings and acted by unanimous written consent 13 times. In addition the Audit Committee held six meetings and the Compensation Committee held two meetings. During Fiscal 2000 each director of the Company attended at least (75%) of the aggregate number of meetings of the Board of Directors and committees on which each of them sit (except that Malcolm Glazer and Bryan Glazer attended only one of two Board of Directors' meetings and Edward Glazer attended no Board of Directors' meetings).

     The Audit Committee currently is composed of Mr. Warren Gfeller (Chairman) and Mr. Robert V. Leffler, Jr. The Committee members are "independent," as such term is defined by NYSE rules governing audit committees. The Board of Directors is actively searching for a person to appoint to the Board who will qualify as "independent" for the NYSE rules governing audit committees, and who will also be elected to the Audit Committee. The Audit Committee meets with the Company's independent accountants to review the Company's accounting policies, internal controls and other accounting and auditing matters; confirms and assures the outside accountant's independence; makes recommendations to the Board of Directors as to the engagement of independent accountants; and approves the fees and other compensation to be paid to the independent accountants. This Committee met six times during the last fiscal year. A copy of the Audit Committee's written charter is attached hereto as Appendix A.

     The Compensation Committee currently is composed of Mr. Robert W. Leffler, Jr. (Chairman) and Mr. Warren H. Gfeller. The functions performed by the Compensation Committee include reviewing the Company's executive salary and bonus structure; reviewing the Company's stock option plans; recommending directors' fees; setting bonus goals; and approving salary and bonus awards to key executives.

Directors' Compensation

     During Fiscal 2000, directors who were not employees of the Company were paid an annual retainer of $20,000 (on a quarterly basis), plus $1,000 for each committee of the Board of Directors on which a director served. Those directors who also are employees of the Company do not receive any additional compensation for their services as directors.

     Pursuant to the Company's Amended and Restated Special Incentive Plan, following initial appointment or election to the Board of Directors, each non-employee director of the Company automatically receives a grant of options to purchase 2,000 shares of Common Stock at the fair market value on the date of the grant. Each such option is exercisable in three equal annual installments after the date of the grant.

Executive Officers

     The following sets forth certain information with respect to the Executive Officers of the Company, as of the date of this Proxy Statement. All officers of the Company serve at the pleasure of the Company's Board of Directors until their successors are elected and qualified.

Name                  Age                     Position
----                  ---                     --------

Malcolm I. Glazer ..  72   Chairman of the Board
Avram A. Glazer ....  40   President and Chief Executive Officer
Leonard DiSalvo ....  42   Vice President -- Finance and Chief Financial Officer
Gordon E. Forth ....  39   Secretary

     Leonard DiSalvo, age 42, joined Zapata in September 1998 and currently serves as its Vice President -- Finance and Chief Financial Officer. Mr. DiSalvo also currently serves as Vice President -- Finance and Chief Financial Officer of Zap.Com Corporation, a position he has held since April, 1999. Mr. DiSalvo has 20 years of experience in the areas of finance and accounting. Mr. DiSalvo served as a finance manager for Constellation Brands, Inc. a national manufacturer and distributor of wine, spirits and beer, since 1996. Prior to that position, Mr. DiSalvo held various management positions in the areas of finance and accounting in the Contact Lens Division of Bausch & Lomb Incorporated. Mr. DiSalvo is a Certified Public Accountant.

     Gordon E. Forth, age 39, has served as Zapata's Secretary since December 1998. Mr. Forth also serves as Secretary of Zap.Com Corporation, a position he has held since April 1999. Mr. Forth serves as director of Hahn Automotive Warehouse, Inc. (Nasdaq SmallCap: HAHN) (a distributor of automotive replacement parts). Mr. Forth is a partner of Woods Oviatt Gilman LLP, a Rochester, New York based law firm. Mr. Forth has practiced law at the Woods, Oviatt firm since 1987. Mr. Forth received his B.A. from Hope College and his law degree and M.B.A. from Vanderbilt University.

     See Proposal 1 -- Election of Directors above for information concerning the Company's other executive officers.

                             EXECUTIVE COMPENSATION

     The following table sets forth information regarding compensation with respect to Fiscal 2000, Fiscal 1999 and Fiscal 1998 for services in all capacities rendered to the Company and its subsidiaries by the Company's Chief Executive Officer and the other most highly compensated executive officers of the Company with annual compensation in excess of $100,000 who were serving as executive officers on December 31, 2000 (the "Named Officers"). Due to the Company's change during 1998 to a December 31 fiscal year end from September 30, the table also includes amounts for the three month transition period ended December 31, 1998, which period is referred to as "1998T."

                                                                                        Long-Term
                                                                                       Compensation
                                                         Annual Compensation              Awards
                                                         -------------------              ------
                                                                                         Securities
                                            Fiscal                                       Underlying          All Other
Name and Principal Position                  Year     Salary($)           Bonus($)     Options/SARs(#)     Compensation
---------------------------                 ------    ---------          ---------     ---------------     ------------

Malcolm I. Glazer, ......................    2000     $500,000           $975,000              --                 --
   Chairman of the Board                     1999      500,000            975,000              --                 --
                                             1998T     125,000                 --              --                 --
                                             1998      500,000            975,000              --                 --

Avram A. Glazer, ........................    2000     $300,000(1)        $300,000              --                 --
   President and Chief Executive             1999      300,000(1)(2)      300,000              --                 --
   Officer                                   1998T      75,000                 --              --                 --
                                             1998      300,000            300,000              --                 --

Leonard DiSalvo, ........................    2000     $116,427(3)        $ 17,464              --             $4,657(4)
   Vice President -- Finance and Chief       1999       96,547(3)              --           1,500              3,866(4)
   Financial Officer                         1998T      23,125                 --              --                 --
                                             1998        3,854                 --              --                 --

Darcie Glazer,  .........................    2000     $ 95,000           $ 95,000              --                 --
   Investment Analyst                        1999       95,000                 --              --                 --
                                             1998T      23,750                 --              --                 --
                                             1998       95,000                 --              --                 --

----------
(1) Mr. A. Glazer serves as President and Chief Executive Officer of both Zapata and Zap.Com, which became a public company in November 1999 as a result of Zapata's distribution of 477,742 shares of Zap.Com common stock to Zapata stockholders. During the first four months of Fiscal 2000, Zapata allocated approximately 65% of Mr. A. Glazer's annual salary to Zap.Com. No amount of Mr. A. Glazer's bonus for Fiscal 2000 was allocated to Zap.Com. On April 30, 2000 Zapata waived its rights under a services agreement with Zap.Com to be reimbursed these expenses for a period of one year. Zapata allocated 69% of Mr. A. Glazer's annual salary to Zap.Com. No amount of Mr.
     A. Glazer's Fiscal 1999 bonus was allocated to Zap.Com.

(2) In January 1998, Mr. A. Glazer was elected Chairman of the Board of Directors of the Company's then wholly-owned subsidiary, Omega Protein. In connection with his election Mr. A. Glazer received options to purchase 568,200 shares of Omega Protein's common stock at an exercise price equal to such shares' fair market value on that date (i.e., $12.75 per share). In April 1998, Omega Protein Corporation conducted its initial public offering. On December 29, 2000, Omega Protein had a closing price of $1.50 per share on the NYSE. In November 1999, Mr. A. Glazer was granted 365,000 non-qualified options to purchase Zap.Com stock under Zap.Com's 1999 Long-Term Incentive Plan. The Zap.Com options have an exercise price of $2.00 per share and generally vest over three years from the date of grant. On December 29, 2000 Zap.Com had a closing price of $0.375 on the NASD OTC Bulletin Board.

(3) Mr. DiSalvo serves as Vice President -- Finance and Chief Financial Officer of both Zapata and Zap.Com. During the first four months of Fiscal 2000, Zapata allocated 50% of Mr. DiSalvo's salary to Zap.Com. No amount of Mr. DiSalvo's Zapata bonus for Fiscal 2000 was allocated to Zap.Com. Zapata allocated $9,387 of Mr. DiSalvo's Fiscal 1999 salary to Zap.Com. Mr. DiSalvo was granted 100,000 non-qualified options to purchase Zap.Com stock under Zap.Com's 1999 Long-Term Incentive Plan. The Zap.Com options have an exercise price of $2.00 per share and generally vest over three years from the date of grant.

(4) Amounts presented represent the Company's matching contribution to Mr. DiSalvo's account under the Zapata Profit Sharing Plan for 2000 and 1999.

     While the Company's officers receive benefits in the form of certain perquisites, none of the Named Officers received perquisites which exceeded in value the lesser of $50,000 or 10% of such officer's salary and bonus for any of the Fiscal Years shown in the Summary Compensation Table.

     During Fiscal 2000, the Company did not grant or award any stock options, stock appreciation rights or stock awards or cash awards to any of the Named Officers.

     The following table provides information concerning options held by the Named Officers as of end of Fiscal 2000.

          Aggregated Option Exercises and Fiscal Year-End Option Values

                                                         Number of
                                                   Securities Underlying         Value of Unexercised
                          Shares                     Unexercised Options         In-the-Money Options
                         Acquired      Value         At Fiscal Year-End         At Fiscal Year-End ($)
Name                    on Exercise   Realized   Exercisable/Unexercisable   Exercisable/Unexercisable(1)
----                    -----------   --------   -------------------------   ----------------------------

Malcolm I. Glazer            --         --             34,500/0                        $0/$0
Avram A. Glazer              --         --             15,459/0                         0/0
Leonard DiSalvo              --         --             1,000/500                        0/0
Darcie Glazer                --         --             13,459/0                         0/0

(1) Based on the closing price on the NYSE for Zapata's Common Stock on December 31, 2000, none of the named officers' options were "in-the-money" as of that date.

Certain Employee Benefits

     The Company's executive officers participate or have participated in certain stock option and incentive plans, retirement and profit sharing plans sponsored by Zapata, some of which are intended to qualify for tax-favored treatment under the Internal Revenue Code, as amended (the "Code"). These plans include the 1990 Stock Option Plan, the 1996 Long-Term Incentive Plan, the Zapata Pension Plan, the Zapata Supplemental Pension Benefit Plan and the Zapata Profit Sharing Plan.

     The Zapata Pension Plan is a non-contributing qualified defined benefit pension plan covering full-time domestic employees. Retirement benefits under the Pension Plan are based on an employee's length of employment, average monthly compensation and social security covered compensation. Compensation for this purpose includes salary and other compensation paid by the Company and reportable on Form W-2, but excludes fringe benefits (cash and non-cash), including compensation related to stock option plans which is reported in the Summary Compensation Table in this Proxy Statement. The Code limits the amount of compensation that may be considered and the annual benefits which may be payable from the Pension Plan. Effective October 1, 1989, Pension Plan participants are 100% vested in accrued benefits after five years of service. Effective January 15, 1995, the Company amended its Pension Plan to provide that highly compensated employees (those having covered annual compensation in excess of $66,000) would not earn additional benefits under the plan after that date. In addition, the Company terminated its Supplemental Pension Plan covering certain executive officers, except with respect to benefits already accrued.

     The following table shows the estimated annual benefit payable to employees on retirement under the Pension Plan to employees in the specified compensation and years of service classification. The retirement benefits shown are based upon an employee retiring at age 65 in 2000 who elect to receive benefits in the form of a single life annuity (although a participant can select other methods of calculating benefits). The amounts shown are based on current average social security wage base amounts and are not subject to any deduction for social security or other offset amounts.

                           Pension Plan Benefits Table


Remuneration (1)                             Years of Service
                      ----------------------------------------------------------
                          15          20          25          30          35
                      ----------  ----------  ----------  ---------   ----------
$125,000 .........    $30,032     $40,043     $50,054     $60,065     $70,075
 150,000 .........     36,407      48,543      60,679      72,815      84,950
 175,000 .........     41,507(*)   55,343(*)   69,179(*)   83,015(*)   96,850(*)
 200,000 .........     41,507(*)   55,343(*)   69,179(*)   83,015(*)   96,850(*)
 225,000 .........     41,507(*)   55,343(*)   69,179(*)   83,015(*)   96,850(*)
 250,000 .........     41,507(*)   55,343(*)   69,179(*)   83,015(*)   96,850(*)
 300,000 .........     41,507(*)   55,343(*)   69,179(*)   83,015(*)   96,850(*)
 400,000 .........     41,507(*)   55,343(*)   69,179(*)   83,015(*)   96,850(*)
 450,000 .........     41,507(*)   55,343(*)   69,179(*)   83,015(*)   96,850(*)
 500,000 .........     41,507(*)   55,343(*)   69,179(*)   83,015(*)   96,850(*)

----------

(1)  Internal Revenue Code limits covered compensation to $160,000.

     Due to the January 1995 amendment to the Zapata Pension Plan, none of the Company's Named Officers participate in or are entitled to benefits under the Plan.

     The Zapata Profit Sharing Plan is qualified under Sections 401(a) and 401(k) of the Code. Effective October 1, 1994, the assets of the Zapata Haynie Corporation Profit-Sharing/Savings Plan (the "Zapata Haynie Plan") were merged with and into the assets of the Zapata Profit Sharing Plan and the Zapata Profit Sharing Plan was renamed from the Zapata Corporation Profit Sharing Plan (the "Profit Sharing Plan"). The Profit Sharing Plan and the Zapata Haynie Plan each have their own benefit rights provisions. All assets of the Profit Sharing Plan and the Zapata Haynie Plan are available to pay benefits to all participants and beneficiaries of the merged Profit Sharing Plan. Under the Profit Sharing Plan, all employees of the Company who are 21 years or older, including its executive officers, are eligible to participate after six months of employment. Contributions may consist of employee contributions and employer matching contributions. Effective October 1, 1996, the Plan was amended to state that participants become vested in both employee and employer contributions upon entering the Profit Sharing Plan. The Profit Sharing Plan provides that participating employees have the right to elect their contributions to the Profit Sharing Plan be made from reductions from compensation owed to them by the Company. In addition, the Company, at its discretion, can make contributions to the Profit Sharing Plan of a percentage of a participant's annual compensation.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") and the NYSE initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers and greater than 10% stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to the Company and written representations that no other reports were required, the Company believes that during Fiscal 2000 all reports required by Section 16(a) to be filed by its directors and officers were filed on a timely basis, except that: Avram A. Glazer, Bryan G. Glazer and Edward S. Glazer failed to timely file Form 4s reporting the acquisition and disposal of options to purchase Common Stock of the Company.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors is responsible for the approval and administration of compensation programs for the Company's executive officers.

     The Compensation Committee endeavors to ensure that the compensation programs for the Company's executive officers are effective in attracting and retaining key executives responsible for the success of the Company and are administered in an appropriate fashion in the long-term best interests of the Company and its stockholders. The Compensation Committee seeks to align total compensation for the Company's executive officers with the performance of the Company and the individual performance of each executive officer in assisting the Company in accomplishing its goals. The Company's compensation program consists of (1) an annual component, which includes base salary and an annual incentive bonus, and (2) a long-term component consisting of stock options, stock appreciation rights, stock awards and cash awards. The Compensation Committee takes into consideration the recommendations of management in awarding compensation and setting compensation levels. The following is a report of the Compensation Committee with respect to compensation policies and determinations relating to Fiscal 2000.

Base Salary

     The Compensation Committee's policy with respect to Fiscal 2000 base salaries for executive officers was generally to keep them at appropriate levels in light of a compensation survey in which the Company participated in 2000. The 2000 compensation survey was conducted for purposes of determining general competitive compensation levels. The Compensation Committee did not specifically evaluate variations in performance between the Company and other companies included in the survey in connection with the determination of base salary levels. The companies included in the survey are not the same as those included in the Dow Jones Industrial Diversified Index referred to under "Stockholder Return Performance Graph."

     The determination of the base salaries for all the executive officers during Fiscal 2000 was based on the Compensation Committee's subjective evaluation and did not involve application of objective measures of performance.

Annual Incentive Bonus

     Bonuses were paid to executive officers for Fiscal 2000 based on the subjective evaluation of the performance of the Company and each executive.

Long-Term Incentive Awards

     The Compensation Committee believes that to achieve the Company's long-term growth objectives and to align management and its stockholders' interest, it is in the Company's best interest from time to time to grant equity and equity-like incentives to key members of its management staff. The Company's 1996 Long-Term Incentive Plan and Amended and Restated Special Incentive Plan are administered by the Compensation Committee, which has the full power and authority to designate employee participants and determine the terms and provisions of the agreements evidencing awards. The price of each award made is based on the fair market value of a share of Common Stock on the date of the award.

     The Compensation Committee made no awards under its plans to executive officers during Fiscal 2000.

Compensation of Chairman of the Board and Chief Executive Officer

     The compensation policies described above apply to the compensation of the Chairman of the Board and President and Chief Executive Officer. The Compensation Committee is directly responsible for determining the salary level, annual bonuses and all awards and grants to the Chairman of the Board and the Chief Executive Officer. The Compensation Committee also gives consideration to its assessment of past performance and its expectations of future contributions. In the Compensation Committee's opinion, the salaries and bonuses of Mr. M. Glazer and Mr. A. Glazer reflect their positions, duties, responsibilities with, and contributions to the Company.

Section 162(m)

     The Compensation Committee has considered the potential impact of Section 162(m) of the Code adopted under the Federal Revenue Reconciliation Act of 1993. The Section disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the named executive officers, other than compensation that is performance-based. At present, the Committee has not adopted an overall policy with respect to Section 162(m) because only an immaterial portion of the cash compensation of the Chairman of the Board is above the $1 million threshold and the Company believes that any options granted under the 1996 Long-Term Incentive Plan will meet the requirement of being performance-based under the transition provisions provided in the regulations under the Section. Therefore, the Committee currently expects Code Section 162(m) to have no material effect on the Company.

     Robert V. Leffler, Jr., Chairman
     Warren H. Gfeller

Compensation Committee Interlocks and Insider Participation

     During Fiscal 2000, Mr. Robert V. Leffler, Jr. and Mr. Warren H. Gfeller served on the Company's Compensation Committee.

                          REPORT OF THE AUDIT COMMITTEE

     The Company's management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The primary purpose of the Audit Committee of the Company's Board of Directors is to assist the Board of Directors in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

     The Audit Committee met six times during Fiscal 2000. Representatives from the Company's independent auditors, PricewaterhouseCoopers, LLC ("PwC") were present at each of the Committee's six meetings.

     On October 16, 2000, the Audit Committee received from PwC the written disclosures and the letter regarding PwC's independence required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Additionally, the Audit Committee and PwC have also discussed PwC's independence relative to the Company.

     The Audit Committee has discussed with PwC the Company's financial management and financial structure and the matters relating to the conduct of the audit required to be discussed by Statement on Auditing Standards 61. The Audit Committee has also reviewed and discussed with the Company's management the Company's audited consolidated financial statements relating to Fiscal 2000.

     Based upon the review and discussions described above, the Audit Committee recommended to the Company's Board of Directors that the Company's consolidated financial statements for Fiscal 2000, audited by PwC be included in the Company's 2000 Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 2, 2001.

     Warren H. Gfeller, Chairman
     Robert V. Leffler, Jr.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Until November 12, 1999, Zap.Com was a wholly-owned subsidiary of Zapata Corporation. On November 12, 1999, Zapata distributed to its stockholders 477,742 shares of Zap.Com Common Stock, or 1% of Zap-Com's outstanding Common Stock. On October 20, 1999, Zapata and Zap.Com Corporation, its then wholly-owned subsidiary, entered into a services agreement that provided that Zapata would provide to Zap.Com management and administrative services, as well as the use of designated office space and facilities. The administrative services to be provided by Zapata, through its employees, include financial reporting, accounting, auditing, tax, office services, payroll and human resources as well as the management consulting services. Zapata billed Zap.Com for these services on a cost basis using methods that Zapata's management believes were reasonable. During Fiscal 2000, these services totaled approximately $298,000. On April 30, 2000, Zapata notified Zap.Com that it was waiving its rights to be reimbursed by Zap.Com until April 30, 2001 (or such longer period as may be determined by Zapata). As a result, during Fiscal 2000, $75,000 was directly charged and/or allocated to Zap.Com for these services.

     On October 20, 1999 American Internetwork Sports Company, LLC and Zap.Com entered into a consulting agreement which required American Internetwork Sports to provide Zap.Com during a three year term with corporate, business and marketing advice on sports related aspects of Zap.Com's business, including sports related content, e-commerce opportunities, strategic alliances and Web sites who are candidates for the ZapNetwork. American Internetwork Sports is owned and controlled by Kevin Glazer, Bryan Glazer, Joel Glazer, Darcie Glazer and Edward Glazer, all of whom are siblings and the children of Malcolm Glazer and siblings of Avram Glazer. Messers. Joel Glazer and Edward Glazer are also directors of Zapata. Bryan Glazer, Joel Glazer and Edward Glazer all serve as Executive Vice Presidents of the Tampa Bay Buccaneers, which is a member of the National Football League.

     In exchange for these services, Zap.Com and American Internetwork Sports entered into a warrant agreement which provides for the issuance of warrants to purchase up to 2,000,000 shares of Zap.Com common stock at an exercise price of $2.00 per share. In December 2000, the Zap.Com Board of Directors discontinued Zap.Com's internet business and as part of that process terminated the consulting agreement without cause. As a result, the vesting of the warrants accelerated and became exercisable immediately. Zap.Com is required to register the shares covered by the warrants on a registration statement on Form S-8 upon the demand of American Internetwork Sports and to keep the registration in effect until all of the shares issuable under the warrants can be sold under Rule 144 within a three month period.

     Darcie Glazer, daughter of Malcolm Glazer, was employed by the Company as an investment analyst during Fiscal 2000. She held the position since May 6, 1996. She received an annual salary of $95,000, a bonus of $95,000 and other employee benefits.

     Gordon E. Forth, who serves as corporate secretary of Zapata and Zap.Com, is a partner at Woods Oviatt Gilman LLP which has acted as counsel to Zapata and Zap.Com.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table indicates the number of shares of Common Stock owned beneficially as of March 31, 2001 by (1) each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock (2) each director, (3) the Named Officers and (4) all directors and Named Officers as a group. Except to the extent indicated in the footnotes to the following table, each of the persons or entities listed therein has sole voting and investment power with respect to the shares which are deemed beneficially owned by such person or entity.

Name and Address                                             Amount of Shares
of Beneficial Owner                                         Beneficially Owned
                                                         -----------------------
                                                                       Percent
                                                           Shares    of Class(1)

Malcolm I. Glazer(2)(3) ...............................  1,074,038      44.2%
State Street Research & Management Company(4) .........    140,390       5.9%
Dimensional Fund Advisors Inc.(5) .....................    121,770       5.1%
Avram A. Glazer(3) ....................................     15,249       *
Robert V. Leffler, Jr.(3) .............................        667       *
Warren H. Gfeller(3) ..................................      2,000       *
Bryan G. Glazer(3) ....................................     28,459       *
Edward S. Glazer(3) ...................................     13,459       *
Leonard DiSalvo .......................................      1,000       *
All directors and Named Officers of the Company
     as a group (6 persons)(2) ........................  1,134,872      45.9%

----------
*    Represents beneficial ownership of less than 1.0%.

(1) Shares of Company Common Stock subject to exercisable options are deemed outstanding for (computing the percentage of the person holding such option) but are not deemed outstanding for computing the percentage of any other person. The calculation for this column is based upon the number of shares of Common Stock issued and outstanding on March 31, 2001, plus the shares of Common Stock subject to presently exercisable options.

(2) The shares reported are held in the name of The Malcolm I. Glazer Family Limited Partnership, in which Malcolm Glazer controls the sole general partner. The address for Malcolm I. Glazer is 270 Commerce Drive, Rochester, New York.

(3) Presently reported ownership includes 34,500, 15,459, 667, 2,000, 13,459, 13,459 and 1,000 shares issuable under options exercisable held by Messrs.
     M. Glazer, A. Glazer, Leffler, Gfeller, B. Glazer, E. Glazer and DiSalvo, respectively.

(4) Based solely on a Schedule 13G, dated February 10, 2001. State Street Research and Management Company, One Financial Center, 30th Floor, Boston, Massachusetts, is record holder of 140,390. State Street Research and Management Company is an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940. All of the foregoing shares are owned by clients of State Street Research and Management Company. State Street Research and Management Company possesses sole power to vote and dispose of the shares.

(5) Based solely on a Schedule 13G, dated February 2, 2001, Dimensional Fund Advisors 1299 Ocean Avenue, 11th Floor, Santa Monica, California, is record holder of 121,770. Dimensional Fund Advisors is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, furnishers investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. In its role as investment adviser or manager, Dimensional possesses voting and/or investment power over the shares owned.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

     The Commission requires a five-year comparison of the cumulative total return of the Company's Common Stock with that of (1) a broad equity market index and (2) a published industry or line-of-business index, or index of peer companies with similar market capitalization. Pursuant to the Commission's rules, the graph presented below includes comparisons of the performance (on a cumulative total return basis) of the Company's Common Stock with the S&P SmallCap 600 Index and the Dow Jones Industrial Diversified Index.

     The Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this documents by reference and shall not otherwise be deemed filed.

              COMPARISON OF 63 MONTHS CUMULATIVE TOTAL RETURN (1)
                            AMONG ZAPATA CORPORATION
                  THE DOW JONES INDUSTRIAL - DIVERSIFIED INDEX
                        AND THE S & P SMALLCAP 600 INDEX

     [THE FOLLOWING WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                                                                     Cumulative Total Return
                                               --------------------------------------------------------------------
                                                9/95     9/96      9/97      9/98      12/98     12/99     12/00

Zapata Corporation                             100.00    82.86    167.71    230.92    292.00    110.25     37.26
Down Jones Industrial - Diversified            100.00   115.31    157.94    133.70    157.23    176.73    197.59
S & P SmallCap 600                             100.00   136.34    198.39    210.58    157.23    360.67    363.27

----------
(1) Assumes that the value of the investment in Company Common Stock and in each index was $100 on September 30, 1995 and the reinvestment of all dividends on a quarterly basis.

                                   PROPOSAL 2

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, acting on the recommendation of its Audit Committee, has selected the firm of PricewaterhouseCoopers, LLP to act as the Company's independent public accountants and to conduct an audit, in accordance with generally accepted auditing standards, of the Company's financial statements for year end ending December 31, 2001.

     The Board of Directors considers PricewaterhouseCoopers, LLP to be well qualified. A representative of that firm is expected to be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if he or she so desires. Neither the firm nor any of its partners has any direct financial interest or any indirect financial interest in the Company other than as independent auditors. This selection is being submitted for ratification at the meeting.

     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is required for such ratification. If not ratified, the selection will be reconsidered by the Board, although the Board of Directors will not be required to select different independent auditors for the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE BOARD'S APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

Auditors' Fees

     Audit Fees: For professional services rendered by them for the audit of our annual financial statements for 2000, and reviews of the financial statements included in our Quarterly Reports on Form 10-Q for 2000, PricewaterhouseCoopers LLP billed us fees in the aggregate amount of $82,500.

     Financial    Information   Systems   Design   and   Implementation    Fees:
PricewaterhouseCoopers LLP billed us no fees for professional services rendered by them for 2000 in connection with financial information systems design and implementation.

     All Other Fees: For professional services other than those described above rendered by them for 2000, PricewaterhouseCoopers LLP billed us fees in the aggregate amount of $122,450.

     The Audit Committee has considered whether the provision of services described above under "ALL OTHER FEES" is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no other matter to be presented at the Annual Meeting. If any additional matter properly comes before the meeting, it is intended that proxies in the enclosed form will be voted on the matter in accordance with the discretion of the persons named in the proxy.

          STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING OF STOCKHOLDERS

     Under applicable securities laws, stockholder proposals must be received by the Company no later than 120 days prior to May 8, 2002 to be considered for inclusion in the Company's proxy statement relating to the 2002 Annual Stockholders Meeting. If the Company changes the date of the 2002 Annual Meeting by more than 30 days from the date of the 2001 Annual Meeting, then stockholder proposals must be received by the Company a reasonable time before the Company begins to print and mail its proxy statement for the 2002 Annual Meeting.


                                    By Order of the Board of Directors,

                                    _____________________________________
                                    Avram A. Glazer,
                                    President and Chief Executive Officer

Rochester, New York
April 30, 2001

                                   APPENDIX A

                               ZAPATA CORPORATION
                             AUDIT COMMITTEE CHARTER


The Audit Committee

The Audit Committee (the "Committee") is a Committee of the Board of Directors (the "Board"). The members of the Committee shall be elected by the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the Committee by written consent or at a duly held meeting at which a least a majority of the members are present.

This  Charter   governs  the  operations  of  the  Committee.   The  duties  and
responsibilities of a member of the Committee are in addition to those duties of such member as a member of the Board

Purpose

The primary purpose of the Committee is to assist the Board of Directors in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements. The Committee will also have oversight of corporate risk management, legal compliance and business ethics matters.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's stockholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis and report on it at the annual meeting of the board of directors. The Committee may amend this Charter by a vote of a majority of the Committee members by written consent or at a duly held meeting of the Committee at which at least a majority of the Committee members are present. A copy of any amendments to restatements of this Charter will be promptly provided to each Committee member and to the Secretary of the Company.

The Committee shall maintain written minutes or other records of meetings and activities. The Committee shall report its actions to the Board with such recommendations as the Committee may deem appropriate.

Membership

The Committee shall consist of at least two directors with an increase to three by June 2001. Thereafter the Committee shall be comprised of not less than three directors. The Committee's composition will meet the requirements of the Audit Committee Policy of the New York Stock Exchange and similar requirements of any other exchange on which the Company's stock is admitted for listing.

Accordingly, all of the members will be directors:

1. Who meet the independence requirements set forth in Rule 303.01(B)(3) (or qualify for an exemption under Rule 302(D)) of the New York Stock Exchange Listing Standards, as applicable, and as may be modified or supplemented; and

2. Who are financially literate, as determined by the Company's Board in its business judgment, or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise, as determined by the Board in its business judgment.

Key Responsibilities

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct. However, in discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

o The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ('SAS') No. 61.

o As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q. If necessary, the Chairperson of the Committee may represent the entire Committee for the review of the Form 10-Q.

o The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

o Confirm and assure the independence of the outside auditor's independence. With respect to the outside auditor's independence, the Committee shall:

     o ensure that the outside auditors submit annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

     o discuss with the outside auditors any such disclosed relationships and their impact on the objectively and independence of the outside auditor; and

     o    recommend  that the Board take  appropriate  action in response to the
          outside   auditor's   report  to  satisfy   itself  of  the  auditor's
          independence.

o The Committee shall recommend to the Board of Directors the selection of the outside auditor for each fiscal year, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountant. In any event, the Committee shall, subject to any action that may be taken by the full Board, have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

The Committee shall perform any other activities consistent with this Charter, the Company's Articles of Incorporation, By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                               ZAPATA CORPORATION
                            PROXY/VOTING INSTRUCTIONS

                               ZAPATA CORPORATION
                               100 MERIDIAN CENTRE
                                    SUITE 350
                            ROCHESTER, NEW YORK 14618

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Malcolm Glazer and Avram Glazer and each of them, attorneys and agents with full power of substitution, to vote as proxy all the shares of Common Stock of Zapata Corporation held of record by the undersigned on May 1, 2001 at the Annual Meeting of Stockholders of Zapata Corporation to be held on June 6, 2001 and at any adjournment(s) thereof, in the manner indicated on the reverse hereof and in their discretion on such other matters as may properly come before said meeting or any adjournments thereof.

     To vote by telephone, please follow the instructions on the reverse of this card. To vote by mail, please sign and date the card on the reverse side and return promptly by mail in the enclosed, postage pre-paid envelope.

     If you wish to vote in accordance with the recommendations of the Board of Directors, you may just sign and date below and mail in the postage paid envelope provided. Specific choices may be made on the reverse side.

Dated __________________, 2001


___________________________________________
Signature

___________________________________________
Signature if held jointly

When signing as Executor,
Administrator, Trustee or the like, please give full title.

This proxy will be voted as directed, or if no direction is indicated, will be voted FOR Proposal 1 - all nominees listed below for election as directors, and FOR Proposal 2 - the ratification of the appointment of PricewaterhouseCoopers, LLP. The Board of Directors recommends a vote FOR Proposals 1 and 2.

(1) Election of Directors     FOR ALL        WITHHOLD AUTHORITY TO VOTE FOR
Edward S. Glazer                             (except as specified below)
Robert V. Leffler

Instructions: To withhold vote for individual(s) write name(s) below.

(2) Proposal to ratify                       FOR       AGAINST        ABSTAIN
selection of PricewaterhouseCoopers, LLP as independent public accountants

(Sign and date on reverse side)

THE ZAPATA CORPORATION - ANNUAL MEETING - JUNE 6, 2001

ZAPATA CORPORATION NOW OFFERS PHONE VOTING
24 HOURS A DAY, 7 DAYS A WEEK

ON A TOUCH-TONE PHONE, CALL TOLL-FREE 1-800-PROXIES (OR 1-800-776-9437). YOU WILL HEAR THESE INSTRUCTIONS:

--   ENTER THE CONTROL NUMBER FROM THE BOX ABOVE, JUST BELOW THE PERFORATION.
--   YOU WILL THEN HAVE TWO OPTIONS:
     OPTION 1: TO VOTE AS THE BOARD OF DIRECTORS RECOMMENDS ON BOTH PROPOSALS; OR OPTION 2: TO VOTE ON EACH PROPOSAL SEPARATELY.
--   YOUR VOTE WILL BE REPEATED TO YOU AND YOU WILL BE ASKED TO CONFIRM IT.

IF YOU HAVE VOTED BY PHONE, PLEASE DO NOT RETURN THE PROXY CARD.

THANK YOU FOR VOTING